UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



        Delaware                        0-26224                 51-0317849
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On February 23, 2006, the Compensation Committee of the Board of Directors of Integra LifeSciences Holdings Corporation (the "Company") modified the annual compensation payable to non-employee directors of the Company, effective as of the Company's 2006 Annual Meeting of Stockholders.

The compensation was modified by increasing the annual retainer payable to non-employee directors from $40,000 to $50,000. The annual retainer is payable in one of the following four ways, at a director's election: (1) in cash, (2) in restricted stock, (3) one half in cash and one half in restricted stock or (4) in options to purchase common stock (the number of options determined by valuing the options at 25% of the fair market value of the common stock underlying the options), with a maximum of 5,000 options.

The Compensation Committee also modified the annual equity grant made to non-employee directors to allow directors to receive their grant in the form of restricted stock. Currently, directors receive a grant of options to purchase 7,500 shares of common stock, with the Chairman of the Board receiving options to purchase 10,000 shares. Effective as of the Company's 2006 Annual Meeting of Stockholders, non-employee directors will receive an annual equity grant, at their election, of 7,500 options or 1,875 shares of restricted stock, with the Chairman receiving 10,000 options or 2,500 shares of restricted stock.

A description of the compensation of non-employee directors of the Company is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Compensation of Non-Employee Directors of Integra LifeSciences Holdings Corporation



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

       Date: February 28, 2006         By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer

                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Compensation of Non-Employee Directors of Integra LifeSciences Holdings Corporation